UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2002
                                                  -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                0-30275                 23-3057155
------------------------              -----------           -------------------
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)

One Logan Square
130 N. 18th St., Suite 2615
Philadelphia, PA                                                19103
-----------------------------------------                     ----------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:           (215) 557-7488


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

A press release issued by I-trax, Inc. on February 12, 2002 is attached hereto as Exhibit 99.1.

Item 7. Exhibits.

99.1    Press Release, issued February 12, 2002.



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             I-TRAX, INC.



Date:  February 13, 2002                     By:   /s/Frank A. Martin
                                                 ------------------------------
                                             Name:   Frank A. Martin
                                             Title:  Chief Executive Officer







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